Putnam
Tax Smart
Equity Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: TEAPOT]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 18 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

* For the six months ended April 30, 2005, Putnam Tax Smart Equity Fund's class A shares returned 3.66% without sales charges.

* The fund's benchmark, the S&P 500 Index, returned 3.28%.

* The average return for the fund's Lipper category, Large-Cap Core Funds, was 2.50%.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Despite a rather choppy market environment during the past six months, we are pleased to report a positive return for your fund's semiannual period. In addition, your fund outperformed both its benchmark and the average return of its Lipper peer group. This was a result of particularly strong stock selection, especially during the final two months of 2004. Your fund also benefited from its blend investment style, which allows the management team to build a portfolio from what we believe are the most attractive stocks in the growth and value styles. From a sector standpoint, health care and consumer cyclical stocks helped boost fund performance, while financials and an underweight position in utilities, relative to the benchmark, detracted from returns.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
Class A
(inception 7/1/99)                  NAV        POP
--------------------------------------------------
6 months                          3.66%     -1.74%
--------------------------------------------------
1 year                            7.37       1.69
--------------------------------------------------
5 years                          -7.41     -12.31
Annual average                   -1.53      -2.59
--------------------------------------------------
Life of fund                     10.70       4.91
Annual average                    1.76       0.82
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.


Market overview

Although the first three quarters of 2004 were relatively flat, the markets finally rallied when some of the psychological barriers to performance were removed. For example, one significant concern was that the 2004 presidential election might end up resembling the 2000 election, requiring a Supreme Court decision to determine a winner. When that proved not to be the case, much of the uncertainty that had lingered in the market throughout the year lifted, and stocks rallied sharply.

However, this rally has reversed itself thus far in 2005, with stocks giving back some of their gains from 2004. A number of factors linked to inflation fears contributed to the calendar year's shaky start, including concern about the potential for continued interest-rate increases, a weak U.S. dollar, and continued high oil prices. In addition, investors have grappled with uncertainty regarding the overall strength of the economy. Reflecting these general concerns, the strongest sectors of the market during this period included utilities, energy, health care, and consumer staples.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 1.14%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   6.72%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  8.71%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        0.65%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.87%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors  for the six months ended 4/30/05.
-------------------------------------------------------------------------------

Strategy overview

Over the past six months, your fund has remained true to the management team's strategy: to use fundamental and quantitative research to identify what we believe are "mispriced" equities. These are stocks that we believe the market has either unfairly punished or failed to sufficiently reward, based on our analysis. Most mispriced stocks carry some degree of controversy, meaning that the path to their true value may not be clearly visible. Ultimately, valuation is one of the most important factors driving our portfolio decisions. We believe it is a critical determinant of long-term investment success.

We seek to own securities that we believe the market has either failed to reward or has oversold based on the underlying fundamentals. Furthermore, the stocks we focus on in the portfolio are those for which we believe the potential reward outweighs the risk. This strategy, combined with the team's freedom to invest in both growth- and value-style stocks, makes your fund what we consider to be a solid "all-weather" portfolio. Because our security analysis is bottom-up, that is, focused on the characteristics of the individual company rather than the industry or sector, we work to build a portfolio that is not heavily influenced by macroeconomic market trends.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                   as of 10/31/04   as of 4/30/05

Oil and gas              6.2%            9.1%

Pharmaceuticals          8.3%            8.2%

Financial                9.2%            7.8%

Software                 5.6%            6.3%

Insurance                7.3%            6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

As we mentioned earlier, health care was a particularly strong sector for your fund this period. Cardinal Health, which had previously lagged, recovered and became one of the top contributors during this time, and the fund was rewarded for continuing to hold this stock. Several factors contributed to this result: the SEC's investigation into the company's accounting methods, which had been of some concern on Wall Street, was resolved favorably; pharmaceutical pricing has generally improved; and the company has made significant progress in implementing its new business model.

HCA, a health-care services company, was another top contributor to performance. HCA owns and operates hospitals and other freestanding medical centers, primarily in the South and Southeast. Like all hospitals, HCA must provide emergency room treatment to uninsured patients, which ultimately cuts into profitability. After increasing for some time, HCA's outstanding bad debt -- money owed the hospital by patients unlikely or unable to pay -- has stabilized. At the same time, the number of admissions has increased, both of which are positive signs. Express Scripts, a mail order and generic drug distributor; Johnson & Johnson, the consumer health-care product company; and Merck, the pharmaceutical company, are three other health-care holdings that helped support performance for the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 American International Group, Inc. (4.6%)
   Insurance

 2 ExxonMobil Corp. (4.2%)
   Oil and gas

 3 Johnson & Johnson (3.3%)
   Pharmaceuticals

 4 Microsoft Corp. (3.3%)
   Software

 5 Pfizer, Inc. (3.0%)
   Pharmaceuticals

 6 Cisco Systems, Inc. (2.9%)
   Communications equipment

 7 Altria Group, Inc. (2.8%)
   Tobacco

 8 Citigroup, Inc. (2.7%)
   Financial

 9 Countrywide Financial Corp. (2.5%)
   Consumer finance

10 Capital One Financial Corp. (2.4%)
   Consumer finance

Footnote reads:
The fund's holdings will change over time.

Another positive contributor was Altria Group, the international tobacco company. For some time now, Altria has been discussing the possibility of splitting up its divisions, which include Phillip Morris and Kraft Foods, to form separate companies. While many believe this would be a beneficial move for Altria and its subdivisions, it is not an easy move to make. In order to protect Kraft from tobacco-related lawsuits, Altria would need to execute its breakup quickly, at a time when the parent company is not involved in major litigation of its own. While the company is currently involved in several major outstanding lawsuits, Altria indicated during the period that they believe the largest ones can be resolved favorably and relatively soon. The stock price benefited as a result.

Countrywide Financial Corporation posted strong returns as well. As we discussed in our last report, Countrywide has been both gaining market share in the mortgage origination business (and may gain a greater share if and when interest rates go up) as well as the mortgage servicing business. In addition, the company operates a banking unit, which focuses primarily on selling certificates of deposit. All three segments have been performing well for the company.

Two holdings that detracted from performance this period were Fannie Mae and AIG. Fannie Mae, the Federal National Mortgage Association, which is a government-sponsored source of mortgage financing, has come under close scrutiny this past six months. Fannie Mae's senior management was forced to resign after the company's accounting methods came under fire, following a similar series of resignations at Freddie Mac, another government-sponsored mortgage financer. We believe the market has overreacted to the situation at Fannie Mae and the stock remains a significant position within the fund.

AIG has had its own accounting issues, which likewise resulted in the ouster of senior management. Given our belief that the company's stock is undervalued, we have increased our position in it.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

There are a number of macroeconomic factors that are likely to affect the market over the rest of the year. We expect the price and supply of oil, the Federal Reserve Board's stance on interest rates, the situation in Iraq, and the strength of the dollar to all play some part in the direction of stock prices in general. That being said, we will continue to adhere to our bottom-up stock selection strategy to attempt to identify attractive, mispriced securities. We feel that focusing on individual companies rather than larger market trends is the most effective strategy for delivering solid and consistent returns over the long term.

We currently are finding some attractive investment opportunities in the financials industry, as well as in consumer cyclicals, where we have been increasing the fund's exposure. Health care has become less attractive, following its recent strong performance. We find health-care stocks to be, on the whole, much more fairly valued at present. As we enter the second half of your fund's fiscal year, regardless of the short-term direction of the market, we will continue to seek out the most compelling opportunities across investment styles as we pursue strong long-term returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader and Richard Cervone and James Yu are Portfolio Members of the fund. The Portfolio Leader and Portfolio
Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
James Wiess         2005               *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Richard Cervone     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James Yu            2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $250,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Investors Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Richard Cervone and James Yu are also Portfolio Members of Putnam
Capital Appreciation Fund and Putnam Investors Fund.

James Wiess, Richard Cervone, and James Yu may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                            *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   3.66%     -1.74%      3.25%     -1.75%      3.24%      2.24%      3.42%     -0.21%
---------------------------------------------------------------------------------------------------------------
1 year                     7.37       1.69       6.47       1.47       6.58       5.58       6.83       3.08
---------------------------------------------------------------------------------------------------------------
5 years                   -7.41     -12.31     -10.92     -12.70     -10.82     -10.82      -9.72     -12.91
Annual average            -1.53      -2.59      -2.29      -2.68      -2.26      -2.26      -2.02      -2.73
---------------------------------------------------------------------------------------------------------------
Life of fund              10.70       4.91       5.86       4.86       5.97       5.97       7.57       3.76
Annual average             1.76       0.82       0.98       0.82       1.00       1.00       1.26       0.63
---------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
----------------------------------------------------------------------
                                               Lipper Large-Cap
                                  S&P              Core Funds
                               500 Index       category average*
----------------------------------------------------------------------
6 months                         3.28%               2.50%
----------------------------------------------------------------------
1 year                           6.34                3.68
----------------------------------------------------------------------
5 years                        -13.86              -18.15
Annual average                  -2.94               -4.23
----------------------------------------------------------------------
Life of fund                    -7.95              -11.91
Annual average                  -1.41               -2.35
----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 4/30/05, there were 937, 917, 600, and 548 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
                     Class A        Class B        Class C        Class M
-------------------------------------------------------------------------------
Share value:     NAV        POP      NAV            NAV        NAV        POP
-------------------------------------------------------------------------------
10/31/04        $9.28      $9.79    $8.93          $8.94      $9.07      $9.40
-------------------------------------------------------------------------------
4/30/05          9.62      10.15     9.22           9.23       9.38       9.70+
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on April 1, 2005.


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   9.46%      3.75%      9.14%      4.14%      9.02%      8.02%      9.22%      5.43%
--------------------------------------------------------------------------------------------------------------
1 year                     8.15       2.47       7.30       2.30       7.30       6.30       7.65       3.85
--------------------------------------------------------------------------------------------------------------
5 years                  -13.78     -18.31     -16.96     -18.62     -16.96     -16.96     -15.86     -18.81
Annual average            -2.92      -3.96      -3.65      -4.04      -3.65      -3.65      -3.39      -4.08
--------------------------------------------------------------------------------------------------------------
Life of fund              14.50       8.51       9.65       8.64       9.65       9.65      11.35       7.41
Annual average             2.38       1.43       1.61       1.45       1.61       1.61       1.89       1.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------
                                                                              POP after
                                                                               tax on
                                                        POP after            distributions
Class A                                                  tax on               and sale
(inception 7/1/99)      NAV pretax      POP pretax    distributions           of shares
--------------------------------------------------------------------------------------------
6 months                   9.46%           3.75%          3.75%                 2.44%
--------------------------------------------------------------------------------------------
1 year                     8.15            2.47           2.47                  1.61
--------------------------------------------------------------------------------------------
5 years                  -13.78          -18.31         -18.31                -15.56
Annual average            -2.92           -3.96          -3.96                 -3.33
--------------------------------------------------------------------------------------------
Life of fund              14.50            8.51           8.51                  7.23
Annual average             2.38            1.43           1.43                  1.22
--------------------------------------------------------------------------------------------

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
-----------------------------------------------------------------------
                       Class A    Class B    Class C    Class M
-----------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.21      $9.98      $9.98      $8.73
-----------------------------------------------------------------------
Ending value (after
expenses)             $1,036.60  $1,032.50  $1,032.40  $1,034.20
-----------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 11/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $6.21 (see table above) = $62.10
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.16      $9.89      $9.89      $8.65
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.70  $1,014.98  $1,014.98  $1,016.22
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                    1.23%      1.98%      1.98%      1.73%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                           1.33%      2.08%      2.08%      1.83%
-----------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Tax Smart
Equity Fund                  83%        78%        82%       294%       224%
-----------------------------------------------------------------------------
Lipper Large-Cap Core
Funds category
average                      66%        85%        95%        94%        94%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.37

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Common stocks (99.9%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
         4,700 Omnicom Group, Inc.                                     $389,630

Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------
        62,799 Lockheed Martin Corp.                                  3,827,599

Airlines (0.8%)
-------------------------------------------------------------------------------
        38,100 JetBlue Airways Corp. (NON)                              763,905
        89,800 Southwest Airlines Co.                                 1,336,224
                                                                 --------------
                                                                      2,100,129

Banking (4.3%)
-------------------------------------------------------------------------------
        14,900 Bank of America Corp.                                    671,096
       214,146 Commerce Bancorp, Inc.                                 5,993,947
       170,081 U.S. Bancorp                                           4,745,260
                                                                 --------------
                                                                     11,410,303

Biotechnology (1.4%)
-------------------------------------------------------------------------------
        61,900 Amgen, Inc. (NON)                                      3,603,199

Building Materials (1.0%)
-------------------------------------------------------------------------------
        82,700 Masco Corp.                                            2,604,223

Cable Television (0.3%)
-------------------------------------------------------------------------------
        28,900 Comcast Corp. Class A (NON)                              927,979

Chemicals (0.7%)
-------------------------------------------------------------------------------
        26,900 PPG Industries, Inc.                                   1,817,095

Commercial and Consumer Services (2.8%)
-------------------------------------------------------------------------------
        80,900 eBay, Inc. (NON)                                       2,566,957
         6,200 Google, Inc. Class A (NON)                             1,364,000
        37,200 Sabre Holdings Corp.                                     727,632
        83,800 Yahoo!, Inc. (NON)                                     2,891,938
                                                                 --------------
                                                                      7,550,527

Communications Equipment (2.9%)
-------------------------------------------------------------------------------
       452,755 Cisco Systems, Inc. (NON)                              7,823,606

Computers (3.6%)
-------------------------------------------------------------------------------
        86,689 Apple Computer, Inc. (NON)                             3,126,005
       164,100 Dell, Inc. (NON)                                       5,715,603
        18,800 NCR Corp. (NON)                                          620,400
                                                                 --------------
                                                                      9,462,008

Conglomerates (2.0%)
-------------------------------------------------------------------------------
       168,300 Tyco International, Ltd.                               5,269,473

Consumer (0.8%)
-------------------------------------------------------------------------------
        63,800 Eastman Kodak Co.                                      1,595,000
         6,400 Harman International Industries,
               Inc.                                                     502,912
                                                                 --------------
                                                                      2,097,912

Consumer Finance (5.5%)
-------------------------------------------------------------------------------
        90,068 Capital One Financial Corp.                            6,384,921
       179,850 Countrywide Financial Corp.                            6,508,772
       116,325 Providian Financial Corp. (NON)                        1,939,138
                                                                 --------------
                                                                     14,832,831

Consumer Services (1.5%)
-------------------------------------------------------------------------------
        44,895 Alliance Data Systems Corp. (NON)                      1,813,758
       103,600 Cendant Corp.                                          2,062,676
                                                                 --------------
                                                                      3,876,434

Electronics (0.8%)
-------------------------------------------------------------------------------
        29,500 Amphenol Corp. Class A                                 1,163,480
        41,950 SanDisk Corp. (NON)                                      994,215
                                                                 --------------
                                                                      2,157,695

Financial (7.8%)
-------------------------------------------------------------------------------
        14,200 Chicago Mercantile Exchange (The)                      2,776,384
       151,828 Citigroup, Inc.                                        7,129,843
       108,400 Fannie Mae                                             5,848,180
        59,714 Freddie Mac                                            3,673,605
        30,300 Investors Financial Services Corp.                     1,271,085
                                                                 --------------
                                                                     20,699,097

Health Care Services (5.7%)
-------------------------------------------------------------------------------
        18,900 Aetna, Inc.                                            1,386,693
        65,901 Cardinal Health, Inc.                                  3,662,119
        21,100 Express Scripts, Inc. (NON)                            1,891,404
        38,400 HCA, Inc.                                              2,144,256
        17,700 Manor Care, Inc.                                         590,295
        23,800 Medco Health Solutions, Inc. (NON)                     1,213,086
        45,400 UnitedHealth Group, Inc.                               4,290,754
                                                                 --------------
                                                                     15,178,607

Homebuilding (1.4%)
-------------------------------------------------------------------------------
        26,668 Lennar Corp.                                           1,372,602
         3,315 NVR, Inc. (NON)                                        2,381,330
                                                                 --------------
                                                                      3,753,932

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
        22,100 Whirlpool Corp.                                        1,371,526

Insurance (6.2%)
-------------------------------------------------------------------------------
       239,973 American International Group, Inc.                    12,202,627
        52,700 Everest Re Group, Ltd. (Barbados)                      4,331,940
                                                                 --------------
                                                                     16,534,567

Investment Banking/Brokerage (3.8%)
-------------------------------------------------------------------------------
        27,200 Bear Stearns Cos., Inc. (The)                          2,574,752
        28,700 Goldman Sachs Group, Inc. (The)                        3,064,873
        47,800 Lehman Brothers Holdings, Inc.                         4,384,216
                                                                 --------------
                                                                     10,023,841

Leisure (1.1%)
-------------------------------------------------------------------------------
        64,500 Harley-Davidson, Inc.                                  3,032,790

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------
        44,300 Royal Caribbean Cruises, Ltd.                          1,861,486

Machinery (0.9%)
-------------------------------------------------------------------------------
        25,700 Caterpillar, Inc.                                      2,262,885

Metals (1.3%)
-------------------------------------------------------------------------------
        44,000 Alcoa, Inc.                                            1,276,880
        81,561 BHP Billiton PLC (United Kingdom)                        995,391
        24,800 United States Steel Corp.                              1,060,448
                                                                 --------------
                                                                      3,332,719

Oil & Gas (9.1%)
-------------------------------------------------------------------------------
        41,600 Amerada Hess Corp.                                     3,895,840
        60,800 ChevronTexaco Corp.                                    3,161,600
        31,200 Devon Energy Corp.                                     1,409,304
       195,232 ExxonMobil Corp.                                      11,134,081
        61,200 Marathon Oil Corp.                                     2,850,084
        24,900 Valero Energy Corp.                                    1,706,397
                                                                 --------------
                                                                     24,157,306

Pharmaceuticals (8.2%)
-------------------------------------------------------------------------------
       126,679 Johnson & Johnson                                      8,693,980
       105,400 Merck & Co., Inc.                                      3,573,060
       295,464 Pfizer, Inc.                                           8,027,757
        50,200 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                           1,568,248
                                                                 --------------
                                                                     21,863,045

Photography/Imaging (0.7%)
-------------------------------------------------------------------------------
       145,000 Xerox Corp. (NON)                                      1,921,250

Power Producers (0.5%)
-------------------------------------------------------------------------------
        76,900 AES Corp. (The) (NON)                                  1,236,552

Publishing (0.4%)
-------------------------------------------------------------------------------
        11,300 McGraw-Hill Companies, Inc. (The)                        984,004

Regional Bells (0.5%)
-------------------------------------------------------------------------------
        34,500 Verizon Communications, Inc.                           1,235,100

Restaurants (2.2%)
-------------------------------------------------------------------------------
        18,400 Darden Restaurants, Inc.                                 552,000
       112,800 McDonald's Corp.                                       3,306,168
        42,000 Yum! Brands, Inc.                                      1,972,320
                                                                 --------------
                                                                      5,830,488

Retail (5.6%)
-------------------------------------------------------------------------------
        25,400 AutoZone, Inc. (NON)                                   2,108,200
        51,000 Best Buy Co., Inc.                                     2,567,340
        17,200 Borders Group, Inc.                                      416,068
        26,500 Dillards, Inc. Class A                                   616,655
        46,029 Home Depot, Inc. (The)                                 1,628,046
        60,984 Lowe's Cos., Inc.                                      3,177,876
        21,700 Michaels Stores, Inc.                                    720,440
        71,000 Office Depot, Inc. (NON)                               1,390,180
        25,200 Safeway, Inc. (NON)                                      536,508
        61,547 Staples, Inc.                                          1,173,701
        12,500 Supervalu, Inc.                                          394,500
                                                                 --------------
                                                                     14,729,514

Schools (1.2%)
-------------------------------------------------------------------------------
        43,700 Apollo Group, Inc. Class A (NON)                       3,151,644

Shipping (0.2%)
-------------------------------------------------------------------------------
        12,800 Yellow Roadway Corp. (NON)                               627,200

Software (6.3%)
-------------------------------------------------------------------------------
        37,700 Adobe Systems, Inc.                                    2,242,019
        25,200 Autodesk, Inc.                                           802,116
        86,500 Citrix Systems, Inc. (NON)                             1,946,250
       341,802 Microsoft Corp.                                        8,647,591
       160,100 Symantec Corp. (NON)                                   3,006,678
                                                                 --------------
                                                                     16,644,654

Technology Services (1.4%)
-------------------------------------------------------------------------------
        23,000 Equifax, Inc.                                            773,950
        51,900 Fair Isaac Corp.                                       1,706,472
        15,300 Fiserv, Inc. (NON)                                       647,190
        29,100 Ingram Micro, Inc. Class A (NON)                         484,806
                                                                 --------------
                                                                      3,612,418

Telecommunications (0.3%)
-------------------------------------------------------------------------------
        29,700 Vodafone Group PLC ADR (United
               Kingdom)                                                 776,358

Textiles (0.5%)
-------------------------------------------------------------------------------
        16,700 NIKE, Inc.                                             1,282,727

Tobacco (3.1%)
-------------------------------------------------------------------------------
       116,266 Altria Group, Inc.                                     7,556,126
        21,900 Loews Corp. - Carolina Group                             689,850
                                                                 --------------
                                                                      8,245,976

Trucks & Parts (0.4%)
-------------------------------------------------------------------------------
        22,400 Autoliv, Inc. (Sweden)                                  $991,200
                                                                 --------------
               Total Common stocks
               (cost $261,042,081)                                 $265,091,529

Short-term investments (0.2%) (cost $398,885) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $398,885 Putnam Prime Money Market (e)                           $398,885
-------------------------------------------------------------------------------
               Total Investments
               (cost $261,440,966)                                 $265,490,414
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $265,339,003.

(NON) Non-income-producing security.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

Written options outstanding at April 30, 2005 (Unaudited)
(premiums received $7,226)

Contract                               Expiration date/
amount                                   strike price  Value
------------------------------------------------------------
2,731  American International Group (Put) May 05/46.01   $20
4,281  eBay Inc (Put)                     May 05/29.16   906
2,848  Harley Davidson (Put)              May 05/44.25   587
------------------------------------------------------------
                                                      $1,513
------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $261,042,081)              $265,091,529
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $398,885) (Note 5)                398,885
-------------------------------------------------------------------------------
Cash                                                                  131,992
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             452,229
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                162,950
-------------------------------------------------------------------------------
Receivable for securities sold                                      6,495,978
-------------------------------------------------------------------------------
Total assets                                                      272,733,563

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    6,267,653
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            370,728
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   479,844
-------------------------------------------------------------------------------
Payable for custodian fees (Note 2)                                     7,616
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 32,948
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,181
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                150,063
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                                257
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$7,226) (Note 1)                                                        1,513
-------------------------------------------------------------------------------
Other accrued expenses                                                 82,757
-------------------------------------------------------------------------------
Total liabilities                                                   7,394,560
-------------------------------------------------------------------------------
Net assets                                                       $265,339,003

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                               $367,694,663
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          721,146
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (107,131,967)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,055,161
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $265,339,003
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($115,293,257 divided by 11,989,302 shares)                             $9.62
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.62)*                 $10.15
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($114,490,420 divided by 12,412,253 shares)**                           $9.22
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($31,651,699 divided by 3,430,727 shares)**                             $9.23
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,903,627 divided by 416,100 shares)                                  $9.38
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.38)*                  $9.70
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,067)                           $2,681,719
-------------------------------------------------------------------------------
Interest (including interest income of $27,586 from
investments in affiliated issuers) (Note 5)                            27,586
-------------------------------------------------------------------------------
Other income (Note 6)                                                 274,433
-------------------------------------------------------------------------------
Total investment income                                             2,983,738

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Notes 2 and 5)                               987,391
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      186,588
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                82,988
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             10,615
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       15,261
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 149,051
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 622,273
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 171,171
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  14,815
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     3,646
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (3,646)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (1,844)
-------------------------------------------------------------------------------
Other                                                                  97,491
-------------------------------------------------------------------------------
Total expenses                                                      2,335,800
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (73,208)
-------------------------------------------------------------------------------
Net expenses                                                        2,262,592
-------------------------------------------------------------------------------
Net investment income                                                 721,146
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   18,350,164
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                           20,448
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)              (260)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   86,900
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and written
options during the period                                          (9,050,903)
-------------------------------------------------------------------------------
Net gain on investments                                             9,406,349
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $10,127,495
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                        $721,146       $(898,953)
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             18,457,252       34,336,664
-------------------------------------------------------------------------------
Net unrealized depreciation of investments        (9,050,903)      (9,350,102)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        10,127,495       24,087,609
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                  64               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (21,974,768)     (91,633,096)
-------------------------------------------------------------------------------
Total decrease in net assets                     (11,847,209)     (67,545,487)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              277,186,212      344,731,699
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $721,146 and $--,
respectively)                                   $265,339,003     $277,186,212
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                          Six months
                                            ended
                                          April 30
Per-share                                (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.28           $8.54           $7.04           $7.95          $11.45           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)              .05 (d,e,f)     .01 (d)         .03             .02             .03            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .29             .73            1.47            (.93)          (3.53)           2.79
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .34             .74            1.50            (.91)          (3.50)           2.78
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.62           $9.28           $8.54           $7.04           $7.95          $11.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.66*           8.67           21.31          (11.45)         (30.57)          32.06
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $115,293        $115,647        $150,787        $152,185        $211,340        $237,615
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .61* (d)       1.22 (d)        1.17            1.15            1.10            1.16
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .46* (d,e,f)    .13 (d)         .35             .28             .35            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     62.49*          83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class A shares (Note 6).

(f) Reflects a special dividend which amounted to $0.03 per share and 0.26% of average net assets.

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                          Six months
                                            ended
                                          April 30
Per-share                                (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.93           $8.28           $6.88           $7.83          $11.36           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .01 (d,e,f)    (.05) (d)       (.03)           (.04)           (.04)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .28             .70            1.43            (.91)          (3.49)           2.79
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .29             .65            1.40            (.95)          (3.53)           2.69
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.22           $8.93           $8.28           $6.88           $7.83          $11.36
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.25*           7.85           20.35          (12.13)         (31.07)          31.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $114,490        $123,418        $145,593        $142,806        $198,963        $233,960
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .98* (d)       1.97 (d)        1.92            1.90            1.85            1.91
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                    .10* (d,e,f)   (.62) (d)       (.40)           (.47)           (.40)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     62.49*          83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31,2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class B shares (Note 6).

(f) Reflects a special dividend which amounted to $0.03 per share and 0.27% of average net assets.

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                          Six months
                                            ended
                                          April 30
Per-share                                (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.94           $8.28           $6.88           $7.83          $11.36           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .01 (d,e,f)    (.05) (d)       (.03)           (.04)           (.04)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .28             .71            1.43            (.91)          (3.49)           2.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .29             .66            1.40            (.95)          (3.53)           2.69
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.23           $8.94           $8.28           $6.88           $7.83          $11.36
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.24*           7.97           20.35          (12.13)         (31.07)          31.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $31,652         $34,276         $44,114         $49,385         $77,749         $79,682
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .98* (d)       1.97 (d)        1.92            1.90            1.85            1.91
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                    .10* (d,e,f)   (.62) (d)       (.40)           (.47)           (.41)           (.82)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     62.49*          83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class C shares (Note 6).

(f) Reflects a special dividend which amounted to $0.03 per share and 0.27% of average net assets.

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended                                                                     For the period
                                    April 30                                                                    March 28, 2000+
Per-share                         (Unaudited)                                  Year ended October                to October 31
operating performance                 2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.07           $8.39           $6.96           $7.90          $11.43          $12.08
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)       .02 (d,e,f)    (.03) (d)       (.01)           (.02)           (.02)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .29             .71            1.44            (.92)          (3.51)           (.63)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .31             .68            1.43            (.94)          (3.53)           (.65)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (g)          --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.38           $9.07           $8.39           $6.96           $7.90          $11.43
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                3.42*           8.11           20.55          (11.90)         (30.88)          (5.38)*
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $3,904          $3,846          $4,238          $4,170          $5,336          $3,186
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .86* (d)       1.72 (d)        1.67            1.65            1.60             .99*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              .22* (d,e,f)   (.37) (d)       (.16)           (.22)           (.18)           (.15)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               62.49*          83.17           77.86           81.99          294.17          224.05
-------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class M shares (Note 6).

(f) Reflects a special dividend which amounted to $0.03 per share and 0.26% of average net assets.

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund"), is a series of Putnam Tax Smart Funds Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A and Class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class M was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in Note 2.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or ex changing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2005 fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $124,744,412 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $80,872,381  October 31, 2009
    43,872,031  October 31, 2010

The aggregate identified cost on a tax basis is $249,195,227, resulting in gross unrealized appreciation and depreciation of $34,138,522 and $17,843,335, respectively, or net unrealized appreciation of $16,295,187.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $3,646 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $269,576 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2005, the fund's expenses were reduced by $73,208 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $756, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $3,835 and $551 from the sale of class A and class M shares, respectively, and received $142,802 and $192 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received no monies class A and class M redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $174,962,785 and $188,145,010, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                     38,866           $28,325
----------------------------------------------------------------
Options opened                         119,496            74,033
Options exercised                      (10,271)           (7,450)
Options expired                       (134,326)          (85,113)
Options closed                          (3,905)           (2,569)
----------------------------------------------------------------
Written options
outstanding at
end of period                            9,860            $7,226
----------------------------------------------------------------

Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            910,661        $9,024,022
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       910,661         9,024,022

Shares repurchased                  (1,384,086)      (13,735,157)
----------------------------------------------------------------
Net decrease                          (473,425)      $(4,711,135)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,120,016       $10,084,715
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,120,016        10,084,715

Shares repurchased                  (6,316,893)      (55,971,176)
----------------------------------------------------------------
Net decrease                        (5,196,877)     $(45,886,461)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            368,849        $3,513,223
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       368,849         3,513,223

Shares repurchased                  (1,771,607)      (16,860,928)
----------------------------------------------------------------
Net decrease                        (1,402,758)     $(13,347,705)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            736,526        $6,457,152
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       736,526         6,457,152

Shares repurchased                  (4,500,615)      (38,767,860)
----------------------------------------------------------------
Net decrease                        (3,764,089)     $(32,310,708)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            135,955        $1,301,127
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       135,955         1,301,127

Shares repurchased                    (541,174)       (5,139,452)
----------------------------------------------------------------
Net decrease                          (405,219)      $(3,838,325)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            200,756        $1,751,006
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       200,756         1,751,006

Shares repurchased                  (1,690,283)      (14,497,393)
----------------------------------------------------------------
Net decrease                        (1,489,527)     $(12,746,387)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             24,586          $238,066
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        24,586           238,066

Shares repurchased                     (32,312)         (315,669)
----------------------------------------------------------------
Net decrease                            (7,726)         $(77,603)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             52,925          $468,908
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        52,925           468,908

Shares repurchased                    (134,131)       (1,158,448)
----------------------------------------------------------------
Net decrease                           (81,206)        $(689,540)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $1,844 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $27,586 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $23,669,469 and $27,826,232, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes              Votes
                                        For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                   17,575,556           775,193
Charles B. Curtis                   17,561,783           788,966
Myra R. Drucker                     17,573,774           776,975
Charles E. Haldeman, Jr.            17,568,592           782,157
John A. Hill                        17,565,660           785,089
Ronald J. Jackson                   17,569,222           781,527
Paul L. Joskow                      17,560,632           790,117
Elizabeth T. Kennan                 17,543,110           807,639
John H. Mullin, III                 17,562,235           788,514
Robert E. Patterson                 17,569,272           781,477
George Putnam, III                  17,560,066           790,683
A.J.C. Smith*                       17,560,943           789,806
W. Thomas Stephens                  17,569,133           781,616
Richard B. Worley                   17,572,089           778,660

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

                      Votes              Votes
                       For              Against       Abstentions
-----------------------------------------------------------------
                   11,401,956           639,914         6,936,065

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted borrowings are not prohibited was defeated as follows:

                      Votes              Votes
                       For              Against       Abstentions
-----------------------------------------------------------------
                   11,214,902           771,917         6,991,116

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended April 30, 2005. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Lehman Brothers, Merrill Lynch, Citigroup Global Markets, and JP Morgan Clearing. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+


Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA070-225010  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005